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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report: October 11, 2000
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                          333-72493                      75-2006294
--------                          ---------                      ----------
(State or Other Juris-          (Commission                  (I.R.S. Employer
diction of Incorporation)       File Number)                 Identification No.)



  8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota       55437
  -------------------------------------------------------------       -----
             (Address of Principal Executive Office)                 (Zip Code)


Registrant's telephone number, including area code:(952) 832-7000





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Item 5.           Other Events.


               On or about November 29, 2000, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 2000-S14 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One or Banker's Trust, National Association, as Trustee.

               In connection with the expected sale of the Series 2000-S14 Certificates, the Registrant has been advised by Goldman, Sachs & Co. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans (the "Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed electronically as exhibits to this report. The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                                Item 601(a) of
                                Regulation S-K
 Exhibit No.                     Exhibit No.                 Description
 -----------                     -----------                 -----------
      1                             99                   Collateral Term Sheets




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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      RESIDENTIAL FUNDING MORTGAGE
                                      SECURITIES I, INC.


                                      By:               /s/ Randy Van Zee
                                      Name:             Randy Van Zee
                                      Title:            Vice President




Dated: October 11, 2000






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EXHIBIT INDEX


                Item 601 (a) of        Sequentially
Exhibit         Regulation S-K         Numbered
Number          Exhibit No.            Description                 Format
-------         --------------         ---------------            -------------
1                99                    Collateral Term            Electronically
                                       Sheets





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                                       -6-
                                    EXHIBIT 1





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